Exhibit 10.3(b)

June 1, 2011

John W. Henry & Company, Inc.

301 Yamato Road, Suite 2200

Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

Re:	Management Agreement Renewals

Dear Mr. Webster:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2012 and all other provisions of the Management Agreements will remain unchanged.

•	Westport JWH Futures Fund L.P.

•	JWH Master Fund LLC

•	Tactical Diversified Futures Fund L.P.

•	Institutional Futures Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1290.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Chief Financial Officer and Director

JOHN W. HENRY & COMPANY, INC

By:	/s/ Kenneth S. Webster

Print Name:	Kenneth S. Webster

JM/sr